UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2020
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TRI Pointe Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300
Irvine, California 92612
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 438-1400
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On April 23, 2020, TRI Pointe Group, Inc., a Delaware corporation (the “Company”), announced in a press release its financial results for the quarter ended March 31, 2020.  A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth in such filing. In addition, the press release furnished as an exhibit to this report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its 2020 annual meeting of stockholders on April 22, 2020 (the “Annual Meeting”). A total of 124,023,649 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing more than 92% of the Company’s shares outstanding as of the March 3, 2020 record date. The matters submitted for a stockholder vote and the related results are set forth below.
Proposal No. 1—Election of six nominees to serve as directors:

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Douglas F. Bauer	117,871,590	989,213	76,984	5,085,862
Lawrence B. Burrows	117,427,725	1,431,943	78,119	5,085,862
Daniel S. Fulton	117,870,958	987,691	79,139	5,085,861
Steven J. Gilbert	115,114,041	3,746,087	77,659	5,085,862
Vicki D. McWilliams	118,205,658	659,124	73,006	5,085,861
Constance B. Moore	118,040,814	824,268	72,706	5,085,861

Proposal No. 2—Non-binding, advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
117,166,042	1,668,101	103,644	5,085,862

Proposal No. 3—Non-binding, advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers:

Votes For Every One Year	Votes For Every Two Years	Votes For Every Three Years	Votes Abstained	Broker Non-Votes
107,138,687	32,708	11,663,105	103,287	5,085,862

Proposal No. 4—Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year:

Votes For	Votes Against	Votes Abstained
122,857,729	1,122,876	43,044
Based on the foregoing votes, all six nominees were elected and Proposals No. 2 and No. 4 were approved. In light of the vote with respect to Proposal No. 3, the Company has determined to include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Item 9.01	Exhibits

(d)	Exhibits

99.1	Press Release dated April 23, 2020

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Group, Inc.

Date: April 23, 2020	By:	/s/ Glenn J. Keeler
Glenn J. Keeler, Chief Financial Officer and Treasurer

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